AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust (HIT) is a nearly $6.0 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities. It has a record of more than 30 years of success in impact investing – generating competitive returns for pension funds and other eligible investors while also providing the vital collateral benefits of union jobs and affordable housing for working people nationwide. The HIT’s investments have had significant positive impacts on communities across the country.

$25.5 billion total economic impact* (since inception in 1984)

–	Invested over $10 billion nationally, financed 473 projects in 29 states
–	Generated nearly 76,700 union construction jobs and 163,000 total jobs across the U.S.
–	Created $10 billion in personal income including benefits, with $5 billion for construction workers
–	Produced nearly 102,000 housing and healthcare units nationwide, with 65% of the housing units affordable or workforce housing

$3.2 billion in tax revenues* (since inception in 1984)

–	State and local revenue of approximately $1.04 billion
–	Federal revenue of over $2.13 billion

*Source: Pinnacle Economics, Inc., and HIT. Figures provided by Pinnacle are estimates calculated using an IMPLAN input-output model based on HIT project data and secondary source information. Projects include those with financing by HIT’s subsidiary Building America CDE, Inc. Data current as of September 30, 2016 and in 2015 dollars.

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AFL-CIO Housing Investment Trust

WORK GENERATED FOR [TRADE NAME]

Under the Construction Jobs Initiative launched in 2009

Trade	Estimated Hours Worked
[Trade name]	[Trade hours]
Total All Trades	46,845,400

Since the HIT’s inception in 1984

Trade	Estimated Hours Worked
[Trade name]	[Trade hours]
Total All Trades	153,049,400

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
(202) 331-8055

www.aflcio-hit.com

October 2016